Exhibit 10.25

SECOND AMENDMENT TO THE
SWIFT TRANSPORTATION COMPANY DEFERRED COMPENSATION PLAN

This amendment is made and entered into on the date indicated below by Swift Transportation Company ("Employer").

RECITALS:

A.Employer maintains the Swift Transportation Company Deferred Compensation Plan ("Plan");
B.Employer has reserved the right to amend the Plan in whole or in part; and
C.Employer intends to amend the Plan.
THEREFORE, Employer hereby adopts this Amendment as follows:
1.Section 2.9 of the Plan is amended to read as follows:
"Disability" means a written determination by the Social Security Administration that the Participant is totally disabled.
2.This Amendment is effective as of January 1, 2018.
3.Except as amended, all of the terms and conditions of the Plan shall remain in full force and effect.
Dated:    October 26, 2018            Swift Transportation Company

By:      /s/ Cheryl Maccano
Title:      Director of Benefits

AMENDMENT TO THE
CENTRAL REFRIGERATED SERVICE, INC.
DEFERRED COMPENSATION PLAN

This amendment is made and entered into on the date indicated below by Swift Refrigerated Service, LLC (formerly Central Refrigerated Service, Inc.) ("Company").

RECITALS:

A.Employer maintains the Central Refrigerated Service, Inc. Deferred Compensation Plan ("Plan");
B.Employer has reserved the right to amend the Plan in whole or in part; and
C.Employer intends to amend the Plan.
THEREFORE, Employer hereby adopts this Amendment as follows:
1.Section 1.8 of the Plan is amended to read as follows:
Disability means, as applied to any Participant, a written determination by the Social Security Administration that the Participant is totally disabled. A Participant show has suffered a Disability shall be Disabled within the meaning of this Section
2.This Amendment is effective as of January 1, 2018.
3.Except as amended, all of the terms and conditions of the Plan shall remain in full force and effect.
Dated:    October 26, 2018            Swift Refrigerated Service, LLC

By:      /s/ Cheryl Maccano
Title:      Director of Benefits